                                                                   Exhibit 10.67


                            MEGO MORTGAGE CORPORATION
                                  as the Issuer

                                       and

                    THE PERSONS WHO FROM TIME TO TIME BECOME
                              SUBSIDIARY GUARANTORS

                                       and

                    AMERICAN STOCK TRANSFER & TRUST COMPANY,
                                   as Trustee


                              --------------------


                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of October 20, 1997

                                       TO

                                    INDENTURE

                          Dated as of November 22, 1996


                              --------------------


                   12 1/2% Senior Subordinated Notes due 2001


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         FIRST SUPPLEMENTAL INDENTURE, dated as of October 20, 1997 (the "First
Supplemental Indenture"), among Mego Mortgage Corporation, a Delaware corporation (the "Company"), any Person that may from time to time become a party hereto as a Subsidiary Guarantor by executing and delivering to the Trustee a Joinder of Subsidiary Guarantor, and American Stock Transfer & Trust Company, a New York corporation, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company and the Trustee executed and delivered the Indenture, dated as of November 22, 1996 (the "Original Indenture", and as amended hereby, the "Indenture"), pursuant to which $40,000,000 aggregate principal amount of 12 1/2% Senior Subordinated Notes due 2001 (the "Existing Notes") of the Company were issued;

         WHEREAS, Section 9.2 of the Indenture provides that, when authorized by a resolution of the Board of Directors of the Company, the Company and the Trustee may enter into a supplemental indenture to add provisions to or change, eliminate or waive provisions of the Indenture or modify the rights of Holders under the Indenture with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding;

         WHEREAS, the execution and delivery of this First Supplemental Indenture have been duly authorized and approved by resolution of the Board of Directors of the Company;

         WHEREAS, the Company has solicited the consent of the Holders of the Existing Notes to certain amendments (the "Amendments") to the Original Indenture pursuant to that certain Consent Solicitation Statement, dated September 22, 1997;

         WHEREAS, Holders representing at least a majority in aggregate principal amount of the Existing Notes have consented to the Amendments and pursuant to Section 1.4 of the Indenture, evidence of such consent has been proved to the Trustee in a manner which the Trustee has deemed satisfactory; and

         WHEREAS, the Company desires and has requested that the Trustee join in the execution and delivery of this First Supplemental Indenture for the purpose of amending the Original Indenture.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, it is mutually covenanted and agreed for the equal and ratable benefit of all Holders of the Notes as follows, effective upon execution hereof by the Trustee:




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                                   ARTICLE ONE

                             AMENDMENTS TO INDENTURE

         SECTION 1.1       AMENDED RECITALS AND DEFINITIONS.

         Paragraph A of the Recitals of the Company hereby is amended to read in its entirety as follows:

                           A. The Company has duly authorized the execution and
                  delivery of this Indenture to provide for the issuance of a series of its unsecured 12 1/2% Senior Subordinated Notes due 2001 with an aggregate principal amount of $40,000,000 (herein called the "EXISTING NOTES") and may, subject to Section 3.12, in the future authorize the issuance of one or more additional series of its unsecured 12 1/2% Senior Subordinated Notes due 2001 limited in aggregate principal amount to $110,000,000 (the "FUTURE NOTES" or, together with the Existing Notes, the "NOTES"), to be issued as in this Indenture provided. All references to "FUTURE NOTES" include, in the case of Future Notes issued pursuant to an exemption from the registration requirements of the Securities Act, any Notes issued in exchange for such Future Notes pursuant to a registered exchange offer under the Securities Act (the "EXCHANGE NOTES").

         The word "and" is hereby deleted from the end of paragraph (6) of
Section 1.1 of the Indenture. The following new paragraph (7) is added to
Section 1.1 of the Indenture, and paragraph (7) of the Original Indenture is hereby renumbered paragraph (8):

                           (7) references in this Indenture to "interest" on or
                  with respect to the Notes include, in the case of Future Notes subject to a Registration Rights Agreement, Added Interest; and

         In addition, each of the following definitions set forth in Section 1.1 of the Indenture hereby is amended to read in each of their entirety as follows:

                           "CONSOLIDATED ADJUSTED NET INCOME" means, for any
                  period, (a) Consolidated Net Income MINUS (b) gain on sale of loans and net unrealized gain on mortgage related securities, PLUS (c) provision for credit losses, amortization and depreciation (including amortization of excess servicing rights or any reclassification thereof), in each case for such period and for the Company and its Restricted Subsidiaries.

                           "ISSUE DATE" means the date on which the Existing
                  Notes were originally issued.

                           "PERMITTED LIENS" means, with respect to the Company
                  and any Restricted Subsidiary: (i) pledges or deposits by such Person under worker's compensation laws, unemployment insurance laws or similar




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                  legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or for the payment of rent, in each case Incurred in the ordinary course of business; (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for amounts not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; (iii) Liens for property taxes not yet subject to penalties for nonpayment or which are being contested in good faith and by appropriate proceedings; (iv) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property, or leases, subleases or other Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (v) Liens securing Indebtedness of such Person Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, equipment (including vehicles) of such Person (but excluding Capital Stock of another Person); PROVIDED, HOWEVER, that the Lien may not extend to any other property owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien; (vi) Liens on Receivables of the Company or a Restricted Subsidiary, as the case may be, to secure Indebtedness permitted under the provisions described in clause (b)(1) of Section 10.9; (vii) Liens on Excess Spread Receivables (or on the Capital Stock of any Person substantially all the assets of which are Excess Spread Receivables); PROVIDED, HOWEVER, that no such Liens may encumber Eligible Excess Spread Receivables of the Company and its Restricted Subsidiaries (including by way of any such Lien on Capital Stock of any such Person) in an amount equal to the sum of (1) the Specified Percentage in effect at the creation of such Lien (the "DETERMINATION DATE") of the unpaid principal amount as of the determination date of the Notes and all other unsecured Indebtedness of the Company and its Restricted Subsidiaries other than (x) Junior Subordinated Obligations and (y) liabilities referred to in clause (E) of the last sentence of the definition of "Unsecured Senior Indebtedness"


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                  (collectively, the "SPECIFIED UNSECURED INDEBTEDNESS"; the amount under this subclause (1) being the "BASE SET ASIDE"), PLUS (2) 25% of the excess, if any, of (x) the total amount of Eligible Excess Spread Receivables shown on the balance sheet of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the determination date, over (y) the Base Set Aside, PROVIDED that the sum of the Base Set Aside PLUS the amount in this clause
                  (2) shall not exceed 200% of Specified Unsecured Indebtedness;
                  (viii) Liens existing on the Issue Date and listed on Schedule
                  10.12 to this Indenture; (ix) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Restricted Subsidiary of such Person; PROVIDED, HOWEVER, that (A) such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming a Subsidiary or being designated a Restricted Subsidiary and (B) such Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries; (x) Liens on property at the time such Person or any of its Restricted Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Restricted Subsidiary of such Person; PROVIDED, HOWEVER, that (A) such Liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition and (B) such Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries; (xi) Liens securing Indebtedness or other obligations of a Restricted Subsidiary of such Person owing to such Person or a Wholly Owned Restricted Subsidiary of such Person; (xii) Liens (other than on any Excess Spread Receivables) securing Hedging Obligations of the Company or such Restricted Subsidiary so long as such Hedging Obligations relate to Indebtedness that is, and is permitted under this Indenture to be, secured by a Lien on the same property securing such Hedging Obligations; (xiii) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness of the Company or such Restricted Subsidiary secured by any Lien referred to in the foregoing clauses (v), (viii) and (ix); PROVIDED, HOWEVER, that (A) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property), (B) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (1) the outstanding principal amount or, if greater, committed amount of the Indebtedness described in clause (v), (viii) or (ix), as the case may be, at the time the original Lien became a Permitted Lien and (2) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement and (C) the Average Life of such Indebtedness is not decreased; and (xiv) any Lien in the form of "over-collateralization" of the senior certificates issued in, or subordination of or recourse to all or a portion of Excess Spread Receivables of the Company or any Subsidiary attributable to, a securitization of Receivables,




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                  in each case to the extent reflected in the book value of such
                  Excess Spread Receivables, which Lien is in favor of the holders of other interests in the trust relating to such securitization, PROVIDED, HOWEVER, that notwithstanding any of the foregoing clauses, no Lien on Eligible Excess Spread Receivables (including by way of any such Lien on Capital
                  Stock of any such Person), other than a Lien permissible under the foregoing clauses (vii) and (xiv), shall be a Permitted Lien. Notwithstanding the foregoing, "Permitted Liens" will not include any Lien described in clause (v), (ix) or (x) above to the extent such Lien applies to any Additional Assets acquired directly or indirectly from Net Available Cash pursuant to Section 10.13. Without limitation, for purposes of clause (vii) of this definition, the Incurrence of any Indebtedness (or an increase in the amount of any Indebtedness) secured by a Lien on Excess Spread Receivables shall be considered the incurrence of a new Lien on such Excess Spread Receivables, irrespective of whether a Lien securing other Indebtedness (or a lesser amount of Indebtedness) already exists on such assets at the time of such Incurrence.

                           "SPECIAL PURPOSE SUBSIDIARY" means a Restricted
                  Subsidiary formed in connection with a securitization of Receivables (i) all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary) is owned by the Company or one or more Restricted Subsidiaries, (ii) that has no assets other than Excess Spread Receivables created in such securitization, (iii) that conducts no business other than holding such Excess Spread Receivables, and (iv) that has no Indebtedness (other than (a) short-term Indebtedness to the Company or any Wholly Owned Restricted Subsidiary attributable to the purchase by such Restricted Subsidiary from the Company or such Wholly Owned Restricted Subsidiary of such Receivables, which Indebtedness is paid in full upon closing of such securitization, and (b) Indebtedness permitted to be Incurred pursuant to Section 10.9(a) that is secured by a Permitted Lien on such Excess Spread Receivables and no other assets of such Restricted Subsidiary).

         SECTION 1.2 ADDED DEFINITIONS. Section 1.1 of the Indenture is hereby amended by adding the following definitions in their appropriate alphabetical location:

                           "ACCREDITED INVESTOR" means an accredited investor as
                  defined in Rule 501(a)(1), (2), (3), (5), (6) or (7) under the
                  Securities Act.

                           "ADDED INTEREST" with respect to Future Notes that
                  are subject to a Registration Rights Agreement, means any added interest payable with respect to such Future Notes pursuant to such Registration Rights Agreement.



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                           "ADJUSTED CONSOLIDATED LEVERAGE RATIO" as of any date
                  of determination means the ratio of (i) the aggregate amount of all Unsecured Senior Indebtedness of the Company and its Restricted Subsidiaries to (ii) the sum of: (A) Consolidated Adjusted Net Income accrued during the period (treated as one accounting period) from September 1, 1997 to the end of the most recent fiscal quarter prior to such date of determination for which financial statements are available (or, in case such Consolidated Adjusted Net Income shall be a deficit, minus
                  100% of such deficit); and (B) the aggregate Net Cash Proceeds received by the Company from the issuance or sale after September 1, 1997 of (1) Capital Stock of the Company (other than Disqualified Stock) or (2) debt securities of the Company, but only if, when and to the extent such debt securities have been converted into any such Capital Stock (other than, in each case, an issuance or sale to a Subsidiary of the Company and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees).

                           "DEFINITIVE NOTE" is defined in Section 4.3(d).

                           "EXCHANGE NOTES" is defined in the Recitals.

                           "EXCHANGE OFFER" means an offer to exchange Future
                  Notes issued without registration under the Securities Act for Exchange Notes registered under the Securities Act pursuant to any Registration Rights Agreement applicable to such Future Notes.

                           "EXISTING NOTES" is defined in the Recitals.

                           "FUTURE NOTES" is defined in the Recitals.

                           "NON-U.S. PERSON" means a Person who is not a "U.S.
                  person," as defined in Rule 902 of Regulation S.

                           "PRIVATE PLACEMENT LEGEND" is defined in Section
                  2.4(b).

                           "QUALIFIED INSTITUTIONAL BUYER" or "QIB" has the
                  meaning specified in Rule 144A under the Securities Act.

                           "REGISTRATION RIGHTS AGREEMENT" means, with respect
                  to any Future Notes of any series, any registration rights agreement that the Company may enter into with respect to and benefiting such Future Notes.

                           "REGULATION S DEFINITIVE NOTE" is defined in Section
                  4.3(d).

                           "REGULATION S GLOBAL NOTE" is defined in Section
                  3.1(b).


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                           "REGULATION S TEMPORARY GLOBAL NOTE" is defined in
                  Section 3.1(b).

                           "RESTRICTED GLOBAL NOTE" is defined in Section
                  3.1(b).

                           "RESTRICTED PERIOD" is defined in Section 4.3(e).

                           "RESTRICTED SECURITY" has the meaning assigned to
                  such term in Rule 144(a)(3) under the Securities Act; PROVIDED that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

                           "RESTRICTION TERMINATION DATE" means, with respect to
                  any series of Future Notes that are Restricted Securities when issued, the date that is two years after the related Series Issue Date.

                           "SERIES ISSUE DATE" means, with respect to any series
                  of Notes, the date on which Notes of such series are initially issued hereunder, which in the case of the Existing Notes shall be the Issue Date.

                           "SHELF REGISTRATION STATEMENT" means any shelf
                  registration statement that the Company may be required to file and cause to be declared effective by the SEC pursuant to any Registration Rights Agreement.

                           "UNSECURED SENIOR INDEBTEDNESS" means principal of
                  and premium, if any, on (a) any Indebtedness of the Company or any Restricted Subsidiary of the type referred to in clause
                  (i), (iii), (iv) and (vi) of the definition of "Indebtedness" and (b) all Guarantees by the Company or any Restricted Subsidiary with respect to Indebtedness referred to in the foregoing clause (a), unless in the case of clauses (a) and
                  (b), the instrument under which such Indebtedness is Incurred expressly provides that it is PARI PASSU with or subordinated in right of payment to the Notes (in the case of indebtedness being Incurred by the Company) or the Subsidiary Guarantee of such Restricted Subsidiary (in the case of Indebtedness being Incurred by any Restricted Subsidiary), which Indebtedness or Guarantees referred to in the foregoing clauses (a) and (b), respectively, are not secured by a Lien on any assets of the Company or any Restricted Subsidiary; PROVIDED HOWEVER, that Warehouse Indebtedness Incurred in the ordinary course of business shall not be deemed to be unsecured, unless forty-five (45) days after such Warehouse Indebtedness is Incurred, no Lien on the related Receivables has attached, in which case such Indebtedness shall be deemed Unsecured Senior Indebtedness incurred at such time. Notwithstanding the foregoing, Unsecured Senior Indebtedness shall not include (A) any liability for federal, state, local, foreign or other taxes, (B) any Indebtedness of the Company or any



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                  Restricted Subsidiary to any Affiliates (including obligations under the Tax Sharing Agreement, as amended from time to
                  time), (C) any trade accounts payable and expense accruals,
                  (D) Indebtedness owed for compensation or for services rendered and (E) any liabilities on account of warrant obligations under the Payment Agreement dated August 29, 1997 and effective September 2, 1997 between Mego Financial and the Company, to the extent such liabilities do not constitute Senior Indebtedness.

         SECTION 1.3       AMENDED PROVISIONS.

         1.3.1. Section 2.2 of the Indenture is hereby amended to read in its entirety as follows:

                           Section 2.2      FORM OF FACE OF NOTE.

                            MEGO MORTGAGE CORPORATION

                   12 1/2% Senior Subordinated Notes Due 2001

                   No...................                         $..............

                  Mego Mortgage Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "COMPANY", which term includes any Successor Company under the Indenture hereinafter referred to), for value received, hereby promises to pay to .........................., or registered assigns, the principal sum of ....................... Dollars on December 1, 2001, and to pay interest thereon from [INSERT SERIES ISSUE DATE OF THE RELEVANT SERIES] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing [INSERT FIRST INTEREST PAYMENT DATE AFTER RELEVANT SERIES ISSUE DATE], at the rate of 12 1/2% per annum, until the principal hereof is paid or made available for payment, and at the rate of 1% over the rate set forth above per annum on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business
                  Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to



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                  such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                           Payment of the principal of (and premium, if any) and
                  any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York, Borough of Manhattan, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                           Reference is hereby made to the further provisions of
                  this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                           Unless the certificate of authentication hereon has
                  been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                           IN WITNESS WHEREOF, the Company has caused this
                  instrument to be duly executed under its corporate seal.

                   Dated:

                                                  MEGO MORTGAGE CORPORATION




                                                  By............................

                   Attest:

                   ....................................

         1.3.2. The first two paragraphs of Section 2.3 of the Indenture are hereby amended to read in their entirety as follows:

                           This Note is one of a duly authorized issue of
                  securities of the Company (herein called the "NOTES"), issued under an Indenture, dated as of November 22, 1996 (as amended from time to time, herein called the "INDENTURE"), among the Company, any Person that may from time to time become a party thereto as a Subsidiary Guarantor (as defined therein) by executing and delivering to the Trustee a Joinder of Subsidiary Guarantor (as defined therein), and American Stock Transfer & Trust Company, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures




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

                  supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the Notes designated on the face hereof, limited in aggregate principal amount to $150,000,000.

                           The Company may redeem, at its option, up to 35% of
                  the sum of the respective original aggregate principal amounts of the Notes at any time and from time to time prior to December 1, 1998, with the Net Cash Proceeds received by the Company from one or more Public Equity Offerings at a redemption price of 112 1/2% of the principal amount of the Notes redeemed, plus accrued and unpaid interest thereon; PROVIDED, HOWEVER, that at least 65% of the sum of the respective original aggregate principal amounts of Notes must remain outstanding after each such redemption; and PROVIDED, FURTHER, that such redemption must occur within 60 days after the closing date of any such Public Equity Offering. Otherwise, the Notes may not be redeemed prior to their Stated Maturity.

         1.3.3. Section 2.4 of the Indenture is hereby amended to read in its entirety as follows:

                           Section 2.4      FORM OF LEGENDS FOR CERTAIN NOTES.

                           (a) Any Global Note authenticated and delivered
                  hereunder shall bear a legend in substantially the following form:

                           "This Note is a Global Note within the meaning of the
                  Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Note may not be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary or a nominee thereof or a successor of such Depositary or a nominee of such successor and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Note shall be a Global Note subject to the foregoing, except in such limited circumstances."

                           (b) From the related Series Issue Date unless and
                  until (i) exchanged for an Exchange Note pursuant to the related Registration Rights Agreement or (ii) sold under an effective Shelf Registration Statement, Future Notes of any series that constitute Restricted Securities (including Restricted Global Notes), Regulation S Global Notes, or Regulation S Definitive Notes shall contain a legend substantially to the following effect (the "PRIVATE PLACEMENT LEGEND") on the face thereof:



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

                           "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S.
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE OR UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT WITH RESPECT TO THIS NOTE. BY ITS ACQUISITION HEREBY (BUT SUBJECT TO CERTAIN RIGHTS TO REQUIRE REGISTRATION OF THE NOTES), THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3), (5), (6) or (7) UNDER THE
                  SECURITIES ACT) OR (C) IT IS A "NON-US PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT PRIOR TO THE LATER TO OCCUR OF (i) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY OR (ii) ACQUISITION THEREOF FROM AN AFFILIATE OF THE COMPANY (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR ANY INTEREST THEREIN, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT REQUIRING REGISTRATION UNDER THE SECURITIES ACT (A) TO MEGO MORTGAGE CORPORATION OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE UNDER THE INDENTURE RELATING TO THIS NOTE (THE "TRUSTEE") A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTION ON TRANSFER OF THE NOTES EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM MEGO MORTGAGE CORPORATION OR THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF SUCH HOLDER BE AT ALL TIMES WITHIN SUCH HOLDER'S CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES

                  LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE RESTRICTION TERMINATION DATE. IN THE CASE OF CERTAIN TRANSFERS PURSUANT TO CLAUSE
                  (2)(B) OR (2)(D), THE HOLDER MUST MAKE CERTAIN CERTIFICATIONS TO THE TRUSTEE TO CONFIRM THAT SUCH TRANSFERS ARE BEING MADE PURSUANT AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, IN THE CASE OF ANY TRANSFER REFERRED TO IN CLAUSE
                  (2)(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

         1.3.4. Section 3.1 of the Indenture is hereby amended to read in its entirety as follows:

                           Section 3.1      GLOBAL NOTES; DEPOSITARY.

                           (a) The Existing Notes initially will be, and the
                  Future Notes and Exchange Notes initially may be, issued in the form of one or more Global Notes. Each Global Note will be deposited on the relevant Series Issue Date (or, in the case of any Exchange Notes, on the date of consummation of the relevant Exchange Offer) with The Depository Trust Company or any other depositary designated for the Notes evidenced thereby (the "DEPOSITARY"), or the Trustee on its behalf, and registered in the name of Cede & Co. or any other relevant Person, as nominee of the Depositary (such nominee being referred to herein as the "GLOBAL NOTE HOLDER").

                           (b) Future Notes offered and sold to QIBs in reliance
                  on Rule 144A shall be issued initially in the form of one or more Global Notes, and Future Notes offered and sold to Accredited Investors, if so provided in the offering memorandum with respect to such offering, shall be issued initially in the form of one or more Global Notes (each Global Note referenced in this sentence, a "RESTRICTED GLOBAL NOTE"). If so provided in any such offering memorandum, Future Notes offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Notes (a "REGULATION S GLOBAL NOTE"), which, if so specified in the offering memorandum with respect to such offering, shall be exchanged at the end of the Restricted Period with respect to such Regulation S Global Note for one or more Regulation S Definitive Notes as provided in Section 4.3(d) (each Regulation S Global Note subject to such exchange, a "REGULATION S TEMPORARY GLOBAL NOTE").

         1.3.5. Section 3.2 of the Indenture is hereby amended to read in its entirety as follows:

                           Section 3.2      AMOUNT.

                           The aggregate principal amount of Notes which may be
                  authenticated and delivered under this Indenture is $150,000,000.00 (One Hundred Fifty Million Dollars and No Cents), except as for Notes authenticated and delivered pursuant to Section 3.5, 3.6, 3.7, 4.2, 4.3, 10.13, 10.18 or
                  13.7.

         1.3.6. The third paragraph of Section 3.6 of the Indenture is hereby amended to read in its entirety as follows:

                           At the option of the Holder, Notes may be exchanged
                  for other Notes of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Notes to be exchanged at such office or agency. In addition, in connection with any Exchange Offer, Future Notes shall be exchanged for Exchange Notes of a like aggregate principal amount and tenor, upon surrender of the Future Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         1.3.7. Section 4.2 of the Indenture is hereby amended to read in its entirety as follows:

                           Section 4.2.    BOOK-ENTRY PROVISIONS FOR GLOBAL NOTE

                           (a) Members of, or participants in, the Depositary
                  ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or under any Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of any Global Note for all purposes whatsoever. Any Holder of any Global Note shall, by acceptance of such Global Note, agree that the transfers of Interests in such Global Note may be effected only through a book-entry system maintained by the Holder of such Global Note (or its agent), and that ownership of an Interest in such Global Note shall be required to be reflected in a book-entry system. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or an agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                           (b) The Depositary must, at the time of its
                  designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

                           (c) Notwithstanding any other provision of this
                  Section, unless and until it is exchanged in whole or in part for individual Notes represented thereby, a Global Note representing all or a portion of the Notes may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Interests of beneficial owners in the Global Notes (each an "INTEREST") may be transferred to Agent Members or other beneficial owners or exchanged for Definitive Notes in accordance with the rules and procedures of the Depositary, the provisions of this Indenture and applicable law.

                           (d) If specified by the Company pursuant to Section
                  3.4, the Depositary may surrender a Global Note (except Regulation S Global Notes during the Restricted Period) in exchange in whole or in part for Definitive Notes of like tenor and terms on such terms as are acceptable to the Company, the Trustee and the Depositary. In addition, Definitive Notes shall be issued to all beneficial owners in exchange for their Interests in Global Notes if (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes or is no longer eligible to serve as Depositary pursuant to the terms of this Indenture and a successor Depositary is not appointed by the Company within 90 days after delivery of such notice; (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture; or (iii) there shall have occurred and be continuing a Default with respect to any Notes represented by the Global Notes, PROVIDED that clauses (i) and (ii) shall not apply to Regulation S Global Notes during the Restricted Period.

                           (e) In connection with the transfer of any Interest
                  from one Agent Member to another Agent Member not taking a Definitive Note, but an Interest, the Depositary shall reflect on its books and records the date, the name of the transferor and transferee, and the amount of the Interest transferred.

                           (f) In connection with the issuance to beneficial
                  owners of Definitive Notes in exchange for any Global Note pursuant to paragraph

                  (c) or (h) of this Section, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute and the Trustee upon receipt of a Company Order for the authentication and delivery of Definitive Notes shall authenticate and deliver, without service charge:

                           (i) to the Depositary or to each Person specified by
                  such Depositary a new Definitive Note or Definitive Notes of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's Interest in the Global Note; and

                           (ii) to such Depositary a new Global Note of like
                  tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Definitive Notes delivered to Holders thereof.

                           Except as otherwise provided in this Indenture, any
                  Note authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Note shall also be a Global Note and shall bear the legend specified in
                  Section 2.4(a) except for any Note authenticated and delivered in exchange for, or upon registration of transfer of, a Global Note pursuant to the preceding sentence.

                           (g) The Holder of any Global Note may grant proxies
                  and otherwise authorize any person, including Agent Members and persons that may hold Interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                           (h) Upon the exchange of any Global Note in its
                  entirety for Definitive Notes or another Global Note, such Global Note shall be canceled by the Trustee.

                           (i) Notwithstanding anything herein to the contrary,
                  if at any time the Depositary for the Notes notifies the Company that it is unwilling or unable to continue as a Depositary for the Notes or if at any time the Depositary for the Notes shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Notes. If a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon Company Request, will authenticate and deliver Definitive Notes in an aggregate principal amount equal to the principal amount of the Global

                  Note or Global Notes representing Notes in exchange for such Global Note or Global Notes.

                           (j) The Company shall use its best efforts so that
                  (i) Future Notes of any series that are originally issued in a public offering under the Securities Act will bear the same CUSIP number as is then borne by, and will be represented by the same Global Note as then represents, the Existing Notes, as soon as practicable after payment of all interest payable with respect to such Notes on the first Interest Payment Date following the relevant Series Issue Date, and (ii) Future Notes of any series that are not originally issued in a public offering under the Securities Act will bear the same CUSIP number as is then borne by, and will be represented by the same Global Note as then represents, the Existing Notes as soon as practicable after the earliest to occur of (A) the Restriction Termination Date, (B) consummation of an Exchange Offer for, or effectiveness of a Shelf Registration Statement with respect to, all Notes of such series (if no Added Interest has accrued with respect to such Notes) or (C) payment of all interest (including Added Interest) payable with respect to such Notes on the first Interest Payment Date following consummation of an Exchange Offer for, or effectiveness of a Shelf Registration Statement with respect to, all Notes of such series (if any Added Interest has accrued with respect to such Notes). As and when required by the foregoing sentence, the Company shall cause all Global Notes representing such Future Notes and the Existing Notes to be exchanged for one Global Note representing both such Future Notes and the Existing Notes. The Company's obligations under this Section 4.2(j) are subject to (y) the issuance of Definitive Notes pursuant to this Section 4.2 and (z) compliance with the Depositary's rules and procedures.

         1.3.8. The word "or" is hereby deleted from the end of paragraph (f) of
Section 9.1 of the Indenture. The following new paragraph (g) is added to
Section 9.1 of the Indenture, and paragraph (g) of the Original Indenture is hereby renumbered paragraph (h):

                           (g) to modify the provisions relating to Global
                  Notes, restrictions on transfer and legends set forth herein with respect to any series of Future Notes not then outstanding; or

         SECTION 1.4 NEW PROVISIONS. The Indenture is hereby amended to add the following new provisions:

                           Section 3.12     FUTURE NOTES.

                           Subject to compliance with Section 10.9(a), the
                  Company may from time to time issue one or more series of Future Notes in an aggregate principal amount not to exceed $110,000,000. All Future Notes (i) shall have terms and conditions identical to those of the Existing Notes (except for provisions relating to restrictions on transfer, global notes and any Registration Rights Agreement benefiting any such series), (ii) will have the benefit of the same Indenture covenants as the Existing Notes, (iii) shall rank in all respects PARI PASSU with the Existing Notes and any other series of Future Notes, and (iv) shall be considered part of the same class and issue of securities as the Existing Notes and, as such, the Holders of the Existing Notes and the Holders of any such series of Future Notes shall vote on all matters subject to vote of the Holders hereunder as one class.

                           Section 4.3.     SPECIAL TRANSFER PROVISIONS.

                           (a) TRANSFERS TO NON-U.S. PERSONS. With respect to
                  any proposed transfer of any Definitive Note constituting a Restricted Security or of an Interest in any Restricted Global Note to any Non-U.S. Person (which Non-U.S. Person would, in the case of a transfer of any Definitive Note or an Interest in any Restricted Global Note during the Restricted Period, take an Interest in a Regulation S Global Note):

                                            (i) in the case of the transfer of
                           any Definitive Note constituting a Restricted Security for a Regulation S Definitive Note or a Regulation S Global Note, the Note Registrar shall, whether or not such Note bears the Private Placement Legend, register such transfer and, if applicable, issue such Definitive Note, if (x) the requested transfer is after the Restriction Termination Date, or (y) the proposed transferor has delivered to the Note Registrar a certificate substantially in the form of Annex A hereto;

                                            (ii) in the case of the transfer of
                           an Interest in any Restricted Global Note for an Interest in a Regulation S Global Note, there shall be delivered to the Note Registrar (x) the certificate, if any, required by paragraph (i) above and (y) instructions in accordance with the Depositary's and the Note Registrar's procedures; and

                                            (iii) in the case of the transfer of
                           an Interest in any Restricted Global Note for a Regulation S Definitive Note, the Note Registrar, upon receipt of instructions in accordance with the Depositary's and the Note Registrar's procedures, shall register such transfer and issue such Definitive Note, if (x) the requested transfer is after the Restriction Termination Date, or (y) the proposed transferor has delivered to the Note Registrar a certificate substantially in the form of Annex A hereto.

                           With respect to all such transfers, (A) the Note
                  Registrar shall reflect on its books and records the date of such transfer, (B) in the case of any transfer affecting any Global Note, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary, a new Global Note or Global Notes in a principal amount as appropriate to reflect such transfer, and (C) if the transfer is of a Definitive Note, the transferred Definitive Note shall be cancelled and, if the entire amount of such Definitive Note was not transferred, a new Definitive Note, in the amount of the untransferred portion of the original Definitive Note, shall be executed by the Company, authenticated by the Trustee, and delivered to such transferor.

                           (b) TRANSFERS TO QIBS. With respect to any proposed
                  transfer to a QIB of any Definitive Note constituting a Restricted Security, any Regulation S Definitive Note or an Interest in any Regulation S Global Note (excluding transfers to Non-U.S. Persons) (which QIB would take an Interest in a Global Note):

                                            (i) in the case of the transfer of
                           any Definitive Note (including any Regulation S Definitive Note), the Note Registrar shall register the transfer only upon receipt of instructions in accordance with the Depositary's and the Note Registrar's procedures and if (x) the requested transfer is after the Restriction Termination Date, or (y) the transferor has delivered to the Note Registrar a certificate substantially in the form of Annex B hereto; and

                                            (ii) in the case of the transfer of
                           any Interest in any Regulation S Global Note, there shall be delivered to the Note Registrar (x) the certificate required by paragraph (i) above and (y) instructions in accordance with the Depositary's and the Note Registrar's procedures.

                           With respect to all such transfers, (A) the Note
                  Registrar shall reflect on its books and records the date of such transfer, (B) if the transfer affects a Global Note, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary, a new Global Note or Global Notes in a principal amount as appropriate to reflect such transfer, and (C) if the transfer is of a Definitive Note, the transferred Definitive Note shall be cancelled and, if the entire amount of such Definitive Note was not transferred, a new Definitive Note, in the amount of the untransferred portion of the original Definitive Note, shall be executed by the Company, authenticated by the Trustee, and delivered to such transferor.

                           (c) TRANSFERS TO ACCREDITED INVESTORS. With respect
                  to any proposed transfer of any Definitive Note constituting a Restricted Security or any Regulation S Definitive Note or the proposed transfer of an Interest in any Restricted Global Note or any Regulation S Global Note to any Accredited Investor (other than a QIB):

                                            (i) in the case of the transfer of
                           any Definitive Note, the Note Registrar shall register such transfer, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the Restriction Termination Date, or (y) the proposed transferee has delivered to the Note Registrar a certificate substantially in the form of Annex C hereto;

                                            (ii) in the case of the transfer of
                           an Interest in any Restricted Global Note for an Interest in another Restricted Global Note, there shall be delivered to the Note Registrar (x) the certificate, if any, required by paragraph (i) above and (y) instructions in accordance with the Depositary's and the Note Registrar's procedures; and

                                            (iii) in the case of the transfer of
                           an Interest in any Restricted Global Note or any Regulation S Global Note for a Definitive Note, the Note Registrar, upon receipt of instructions in accordance with the Depositary's and the Note Registrar's procedures, shall register such transfer and issue such Definitive Note, if (x) the requested transfer is after the Restriction Termination Date, or (y) the proposed transferor has delivered to the Note Registrar a certificate substantially in the form of Annex C hereto.

                           With respect to all such transfers, (A) the Note
                  Registrar shall reflect on its books and records the date of such transfer, (B) in the case of any transfer affecting a Global Note, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary, a new Global Note or Global Notes in a principal amount as appropriate to reflect such transfer, and (C) if the transfer is of a Definitive Note, the transferred Definitive Note shall be cancelled and, if the entire amount of such Definitive Note was not transferred, a new Definitive Note, in the amount of the untransferred portion of the original Definitive Note, shall be executed by the Company, authenticated by the Trustee, and delivered to such transferor.

                           (d) ISSUANCE OF REGULATION S DEFINITIVE NOTES AFTER
                  RESTRICTED PERIOD. Interests in a Regulation S Temporary Global Note will be exchanged for certificated notes ("REGULATION S DEFINITIVE NOTES"; all Notes other than Global Notes being "DEFINITIVE NOTES") after the Restricted Period upon receipt by the Trustee and the Company of representations in form and substance acceptable to it demonstrating that the Interests in such Regulation S Temporary Global Notes are owned either by Non-U.S. Persons or by QIBs or Accredited Investors that acquired their Interests in such Notes in a transaction that did not require registration under the Securities Act.

                           (e) TRANSFER OF INTERESTS IN ANY REGULATION S GLOBAL
                  NOTE. Except as otherwise specified in the relevant offering memorandum, only Non-U.S. Persons may acquire any Interest in a Regulation S Global Note from the Company, a distributor (as such term is defined in Regulation S under the Securities Act) or any of their respective affiliates, during the period from the relevant Series Issue Date through and including the 40th day thereafter (such period being the "RESTRICTED PERIOD").

                           (f) PRIVATE PLACEMENT LEGEND. Upon the registration
                  of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Note Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Note Registrar shall deliver only Notes that bear the Private Placement Legend (including any Restricted Global Note or any Regulation S Global Note) unless (i) such transfer takes place after the Restriction Termination Date or (ii) there is delivered to the Note Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                           (g) TRANSFERS PURSUANT TO A SHELF REGISTRATION
                  STATEMENT. Nothing in subsections (a), (b) and (c) of this
                  Section 4.3 shall apply to any transfer of Notes pursuant to a Shelf Registration Statement.

                           (h) GENERAL. By its acceptance of any Note bearing
                  the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Company shall cause the Depositary to follow appropriate procedures so that all transfer of Interests in any Global Note comply with the restrictions of this Indenture, including the Private Placement Legend.

                           (i) The Note Registrar shall retain copies of all
                  letters, notices and other written communications received pursuant to Section 4.2 or this Section 4.3 in accordance with its usual procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Note Registrar.

         SECTION 1.5.      NEW ANNEXES.

         The Indenture is hereby amended to include Annex A, Annex B and Annex C as attached hereto and hereby incorporated herein.

         SECTION 1.6.      AMENDED COVENANTS.

         The second paragraph of Section 10.1 of the Indenture is hereby amended to read in its entirety as follows:

                           All payments of principal, premium, if any, and
                  interest with respect to the Notes will be made by the Company in immediately available funds. The Notes shall be included in the Same-Day Funds Settlement System of The Depository Trust Company until maturity, PROVIDED that all payments with respect to Notes the Holders or beneficial owners of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by such Persons.

         Section 10.9 of the Indenture is hereby amended to read in its entirety as follows:

                           Section 10.9     Limitations on Indebtedness.

                           (a) The Company will not Incur, and the Company will
                  not permit any Restricted Subsidiary to Incur, directly or indirectly, (i) any Unsecured Senior Indebtedness unless (A) the Adjusted Consolidated Leverage Ratio, on the date of such Incurrence and after giving effect thereto, does not exceed
                  1.0 to 1.0, (B) the Consolidated Leverage Ratio, on the date of such Incurrence and after giving effect thereto, does not exceed 2.0 to 1.0, (C) the Stated Maturity of such Indebtedness is at least 91 days after the Stated Maturity of the Notes, and (D) the Average Life of such Indebtedness is longer than the Average Life of the Notes, or (ii) any Indebtedness (other than Unsecured Senior Indebtedness) or Disqualified Stock if, on the date of such Incurrence and after giving effect thereto, the Consolidated Leverage Ratio exceeds 2.0 to 1.0.

                           (b) Notwithstanding the foregoing paragraph (a), the
                  Company and its Restricted Subsidiaries may Incur the following Indebtedness:

                                    (1) Permitted Warehouse Indebtedness and
                           Guarantees by the Company of any Permitted Warehouse Indebtedness of Restricted Subsidiaries, PROVIDED that to the extent any such Indebtedness ceases to constitute Permitted Warehouse Indebtedness of the Company or a Restricted Subsidiary, such event shall be deemed to constitute the Incurrence of such Indebtedness (and any such Guarantees, but without duplication) by the Company or such Subsidiary, as the case may be;

                                    (2) the Notes and the Subsidiary Guarantees;

                                    (3) Hedging Obligations directly related to:
                           (i) Indebtedness permitted to be Incurred by the Company or the Restricted Subsidiaries pursuant to this Section; (ii) Receivables held by the Company or its Restricted Subsidiaries pending sale or that have been sold pursuant to a Warehouse Facility; or (iii) Receivables with respect to which the Company or any Restricted Subsidiary has an outstanding purchase or offer commitment, financing commitment or security interest;

                                    (4) Indebtedness outstanding on the Issue
                           Date (other than Permitted Warehouse Indebtedness and Guarantees thereof, which shall be permissible under this paragraph (b) only pursuant to clause (1) above);

                                    (5) Indebtedness or Disqualified Stock
                           issued to and held by the Company or a Wholly Owned Restricted Subsidiary; PROVIDED, HOWEVER, that any subsequent issuance or transfer of any Capital Stock that results in any such Wholly Owned Restricted Subsidiary ceasing to be a Wholly Owned Restricted Subsidiary or any subsequent transfer of such Indebtedness or Disqualified Stock (other than to the Company or a Wholly Owned Restricted Subsidiary) will be deemed, in each case, to constitute the Incurrence of such Indebtedness or issuance of such Disqualified Stock by the issuer thereof;

                                    (6) Indebtedness or Disqualified Stock of a
                           Restricted Subsidiary Incurred on or prior to the date on which such Subsidiary was acquired by the Company, other than Indebtedness or Disqualified Stock Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company; PROVIDED, HOWEVER, that on the date of such acquisition and after giving effect thereto, the Company would have been able to Incur at least $1.00 of Indebtedness pursuant to paragraph (a) above; and

                                    (7) while no Default or Event of Default
                           exists, Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) or clause (4) or (6) of this paragraph (b).

                           (c) Notwithstanding the foregoing, (i) the Company
                  and its Restricted Subsidiaries may not Incur any Indebtedness (other than the Notes and the Subsidiary Guarantees) if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness unless such Indebtedness ranks PARI PASSU with or junior or subordinate to the Notes, (ii) the Company and its Restricted Subsidiaries shall not Incur any Indebtedness if the proceeds thereof are used, directly or indirectly, to Refinance any Junior Subordinated Obligations unless such Indebtedness shall be subordinated to the Notes or the Subsidiary Guarantees, as applicable, to at least the same extent as such Junior Subordinated Obligations, and (iii) no Restricted Subsidiary that is not a Subsidiary Guarantor shall incur, directly or indirectly, any Indebtedness, except that any Special Purpose Subsidiary may incur Indebtedness to the extent permitted by the definition of "Special Purpose Subsidiary." Unsecured Indebtedness is not deemed to be subordinate or junior to secured Indebtedness merely because it is unsecured.

                           (d) For purposes of determining compliance with the
                  foregoing: (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in good faith, will classify such item of Indebtedness and be required to include the amount and type of such Indebtedness in one of the above clauses; and (ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above.

                                   ARTICLE TWO

                                  MISCELLANEOUS

         SECTION 2.1. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings specified in the Indenture.

         SECTION 2.2. GOVERNING LAW. The laws of the State of New York shall govern this First Supplemental Indenture without regard to principles of conflict of laws that would require the application of any other law.

         SECTION 2.3. COUNTERPARTS. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 2.4. SURVIVAL. This First Supplemental Indenture and the Indenture shall henceforth be read together. Except as expressly set forth herein, the Indenture shall remain unchanged and in full force and effect in accordance with its terms.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed and delivered as of the date first above written.

                              MEGO MORTGAGE CORPORATION



                              By:               /s/ JEFFREY S. MOORE
                                 -----------------------------------------------
                                 Name:  Jeffrey S. Moore
                                 Title:    President and Chief Executive Officer




                              AMERICAN STOCK TRANSFER & TRUST
                              COMPANY, as Trustee



                              By:             /s/ HERBERT J. LEMMER
                                 -----------------------------------------------
                                 Name:  Herbert J. Lemmer
                                 Title:    Vice President

                                     Annex A
                       Form of Certificate To Be Delivered
                in Connection with Transfers to Non-U.S. Persons
                            PURSUANT TO REGULATION S

                                                   -----------------------, ----
American Stock Transfer & Trust Company
40 Wall Street
New York, NY 10005
Attention:  Corporate Trust Administration

                  Re: 12 1/2% Senior Subordinated Notes due 2001 (the "Notes") of Mego Mortgage Corporation, a Delaware corporation (the "Company")

Ladies and Gentlemen:

         In connection with our proposed transfer of $___________ aggregate principal amount of the Notes (the "Transfer"), we confirm that (i) we are familiar with the transfer provisions of the Indenture, dated as of November 22, 1996, as amended, by and among the Company, the Persons who from time to time become Subsidiary Guarantors and you, as Trustee (the "Indenture"), and (ii) such Transfer has been effected in compliance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Notes was not made to a person in the United States;

                  (2) either (a) at the time the buy offer or order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the Transfer is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5) we have advised the transferee of the transfer restrictions applicable to the Notes; and

                  (6) if the Transfer will occur prior to the expiration of the Restricted Period (as defined in the Indenture), the interest transferred will be held by a "Non-US Person" (as defined in the Indenture).

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                     Very truly yours,

                                                     [Name of Transferor]

                                                     By:________________________
                                                     Authorized Signature

                                     Annex B
                       Form of Certificate To Be Delivered
                      In Connection With Transfers To Qibs
                      ------------------------------------

                                                   -----------------------, ----
American Stock Transfer & Trust Company
40 Wall Street
New York, NY 10005
Attention:  Corporate Trust Administration

                  Re: 12 1/2% Senior Subordinated Notes due 2001 (the "Notes") of Mego Mortgage Corporation, a Delaware corporation (the "Company")

Ladies and Gentlemen:

         In connection with our proposed transfer of $___________ aggregate principal amount of the Notes (the "Transfer"), we confirm that (i) we are familiar with the transfer provisions of the Indenture, dated as of November 22, 1996, as amended, by and among the Company, the Persons who from time to time become Subsidiary Guarantors and you, as Trustee (the "Indenture"), and (ii) such Transfer has been effected in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the Transfer is being made to a person whom we reasonably believe is purchasing for its own account or accounts as to which it exercises sole investment discretion and that such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act; and

                  (2) the Transfer otherwise complies with the requirements of Rule 144A.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Rule 144A.

                                                     Very truly yours,

                                                     [Name of Transferor]

                                                     By:________________________
                                                     Authorized Signature

                                     Annex C
                       Form of Certificate To Be Delivered
              in Connection with Transfers to Accredited Investors

Mego Mortgage Corporation
1000 Parkwood Circle
Suite 500
Atlanta, Georgia 30339

Ladies and Gentlemen:

         In connection with our proposed purchase of $ ___________ in principal amount of the 12 1/2% Senior Subordinated Notes due 2001 (the "Notes") of Mego Mortgage Corporation, a Delaware corporation (the "Company"), we confirm that:

         1. we are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5), (6) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) (an "Accredited Investor");

         2. the purchase of the Notes is for our own account or for the account of one or more other Accredited Investors;

         3. we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes;

         4. we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment; and

         5. we are acquiring the Notes for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any of the Notes in violation of the Securities Act.

         We understand that the Notes have been issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to offer, resell, pledge or otherwise transfer such Notes, prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Restriction Termination Date"), such Notes may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A, to a person whom we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the offer, resale, pledge or transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an Accredited Investor that is purchasing for his, her or its own account or for the account of an Institutional Accredited Investor, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company. In the case of certain offers, sales or other transfers referred to in clause (c) or (d) above, the transferor must make certain certifications to the Trustee to confirm that such transfers are being made pursuant an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We understand that the registrar and transfer agent for the Notes will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Notes acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Restriction Termination Date of the Notes pursuant to clause (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

         We acknowledge that you, the Company and others will rely upon our confirmation, acknowledgments and agreements set forth herein and we agree to notify you promptly if any of our representations or warranties herein ceases to be accurate and complete.

         You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.



Date:

                                                   -----------------------------
                                                        (Name of Purchaser)

         Upon transfer, the Notes should be registered in the name of the new beneficial owner as follows:

Name:
      ---------------------------------

Address:
         ------------------------------

         ------------------------------

Taxpayer ID number:
                    -------------------